WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JUNE 25, 2014

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS LISTED IN SCHEDULE A

Effective immediately, the following replaces the disclosure in each fund’s statement of additional information in the section titled “Systematic Investment Plan”:

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Effective on or about September 8, 2014, the following replaces the disclosure in each fund’s Statement of Additional Information in the first paragraph of the section titled “Other Purchase Information”:

A purchase order, together with payment in one of the forms described in the following paragraphs, received by BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent” or “BNY”) prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“close of the NYSE”) will be effected based on that day’s net asset value. An order received after the close of the NYSE will generally be effected based on the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the NYSE and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected based on the net asset value determined on the prior business day.

Effective on or about September 8, 2014, the following replaces the disclosure in each fund’s Statement of Additional Information in the second paragraph of the section titled “Redemption of Shares”:

For direct shareholders, fund shares may be redeemed through four methods: (1) by sending a written request for redemption by regular mail to Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581; (2) by faxing a request to the Fund, c/o BNY, at 1-508-599-4186; (3) by calling the Fund at 1-877-721-1926; or (4) by wire communication with the Transfer Agent. In each case, the investor should first notify the Fund at 1-877-721-1926 of the intention to redeem. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Other shareholders should contact their Service Agent.

Effective on or about September 8, 2014, the following replaces the disclosure in each fund’s Statement of Additional Information in the section titled “Custodian, Transfer Agents and Dividend-Disbursing Agent” or “Custodian, Transfer Agent and Dividend-Disbursing Agent,” as applicable:

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

SCHEDULE A

Fund	Date of Statement of Additional Information
WESTERN ASSET FUNDS, INC.
Western Asset Asian Opportunities Fund	March 1, 2014
Western Asset Core Bond Fund	May 1, 2014
Western Asset Core Plus Bond Fund	May 1, 2014
Western Asset Enhanced Equity Fund	May 1, 2014
Western Asset Global Government Bond Fund	May 1, 2014
Western Asset Global Multi-Sector Fund	May 1, 2014
Western Asset High Yield Fund	May 1, 2014
Western Asset Inflation Indexed Plus Bond Fund	May 1, 2014
Western Asset Intermediate Bond Fund	May 1, 2014
Western Asset Macro Opportunities Fund	March 1, 2014
Western Asset Total Return Unconstrained Fund	May 1, 2014

Please retain this supplement for future reference.

LMFX016530

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